UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 17, 2008

STRATUS SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15789 (Commission File Number)	22-3499261 (IRS Employer Identification Number)
149 Avenue at the Common, Suite 4 Shrewsbury, New Jersey 07702 (Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 866-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act
(17 CFR 240.14d-2(b))
          Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
(17 CFR 240.13e-4 (c))

Section 1-	REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01	Entry into Material Definitive Agreement

Stratus Services Group, Inc. (the “Company”) has extended the expiration date of the warrants to January 17, 2009.  Previously, the warrants were to expire on January 19, 2008.  As of January 17, 2008, warrants to purchase an aggregate 14,213,653 shares of common stock were outstanding.  The Company and its Warrant Agent, American Stock Transfer & Trust Company, have executed a Second Amendment to Warrant Agreement effective as of January 17, 2008, which reflects the revised expiration date.  The exercise price of the Warrants remains unchanged at $.50 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Services Group, Inc.
(Registrant)
Date: January 23, 2008	By:	/s/ Joseph J. Raymond
Name: Joseph J. Raymond
Title: President and Chief Executive Officer